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                                                                   EXHIBIT 10.24

                                FOURTH AMENDMENT
                                       TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                                     BETWEEN
                              MARINER ENERGY, INC.
                                       AND
                               WILLIAM HUNT HODGE


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Fourth Amendment") is made and entered into by and between MARINER ENERGY, INC. (the "Company") and WILLIAM HUNT HODGE ("Employee").

                              W I T N E S S E T H :

         WHEREAS, (i) the Company and Employee entered into that certain Amended and Restated Employment Agreement dated effective as of June 27, 1996 (the "Original Employment Agreement"), and (ii) the Original Employment Agreement was amended pursuant to (A) that certain First Amendment to Amended and Restated Employment Agreement executed as of March 18, 1997 (the "First Amendment"), by and between the Company and Employee, (B) that certain Second Amendment to Amended and Restated Employment Agreement effective as of January 1, 1998 (the "Second Amendment"), by and between the Company and Employee, and (C) that certain Third Amendment to Amended and Restated Employment Agreement effective as of December 27, 1998 (the "Third Amendment"), by and between the Company and Employee (the Original Employment Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment is referred to herein as the "Employment Agreement"); and

         WHEREAS, the Company and Employee desire to further amend the Employment Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. Paragraph 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

                  "2.      Term.

                           The term of employment shall be for a term beginning on and including the Effective Date through and including September 30, 2002, subject, however, to the provisions of paragraph 3."

2. All references to "this Agreement" contained in the Employment Agreement shall be deemed to be a reference to the Employment Agreement, as amended by this Fourth Amendment.


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3.                This Fourth Amendment is made and will be performed under, and shall be governed by and construed in accordance with, the law of the State of Texas.

4. Except as amended by this Fourth Amendment, the Employment Agreement shall remain in full force and effect.

5. This Fourth Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Company and Employee have executed this Fourth Amendment to be effective as of October 1, 1999.

Acknowledged by:                         MARINER ENERGY, INC.



/s/ Christopher Lindsey                  By: /s/ Robert Henderson
----------------------------------          -----------------------------------
      Christopher E. Lindsey                        Robert E. Henderson
          General Counsel                              President and
                                                   Chief Executive Officer

                                                                       "COMPANY"



                                         /s/ William Hunt Hodge
                                         ---------------------------------------
                                                   William Hunt Hodge

                                                                      "EMPLOYEE"



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